EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the "Report") of Chembio Diagnostics, Inc. (the "Company") for the quarter ended June 30, 2004, each of the undersigned Lawrence A. Siebert, the Chief Executive Officer of the Company, and Richard J. Larkin, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds’ knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 16, 2004           /s/ Lawrence A. Siebert
                             Lawrence A. Siebert
                 Chief Executive Officer

Dated: August 16, 2004           /s/ Richard J. Larkin
                 Richard J. Larkin
                 Chief Financial Officer